UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 8, 2006

CERIDIAN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15168	41-1981625
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3311 East Old Shakopee Road, Minneapolis, Minnesota 55425
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:  (952) 853-8100

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                Entry into a Material Definitive Agreement.

On March 8, 2006, the Board of Directors (the “Board”) of Ceridian Corporation (the “Company”) took the following actions:

•      Amended the Ceridian Corporation 2004 Long-Term Stock Incentive Plan (the “2004 LTSIP”) to clarify that awards of restricted stock and restricted stock units granted to a non-employee director in lieu of all or a portion of a director’s annual Board retainer, committee chair fees or other Board cash compensation shall be subject to such a vesting period as determined by the Compensation and Human Resources Committee. A copy of the amended 2004 LTSIP is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

•      Approved the Ceridian Corporation Non-Employee Director Compensation Program (the “Program”) effective as of January 1, 2006. The Program sets forth in detail the provisions for compensation of the Company’s non-employee directors, the material terms of which had been previously determined by the Board of Directors and disclosed in our Current Report on Form 8-K, with the earliest event reported dated December 9, 2005 and filed with the SEC on December 14, 2005. A copy of the Program is attached hereto as Exhibit 10.2, and is incorporated herein by reference.

•      Amended the forms of the Non-qualified Stock Option Award Agreement and Restricted Stock Award agreement under the 2004 LTSIP for awards to non-employee directors to reflect the terms of the Program. A copy of these award agreements are attached hereto as Exhibits 10.3 and 10.4, and are incorporated herein by reference.

•      Approved a form of Restricted Stock Award Agreement under the 2004 LTSIP for awards to non-employee directors who elect to receive all or part of their annual Board Retainer, committee chair fees or other Board cash compensation in the form of restricted stock. A copy of this award agreement is attached hereto as Exhibit 10.5, and is incorporated herein by reference.

Item 9.01.               Financial Statements and Exhibits.

(c)	Exhibits

10.1	Ceridian Corporation 2004 Long-Term Stock Incentive Plan, as amended.

10.2	Ceridian Corporation Non-Employee Director Compensation Program.

10.3	Form of Ceridian Corporation Non-Qualified Stock Option Award Agreement (for Non-Employee Director Awards under the Ceridian Corporation 2004 Long-Term Stock Incentive Plan).

10.4	Form of Ceridian Corporation Restricted Stock Award Agreement (for Non-Employee Director Awards under the Ceridian Corporation 2004 Long-Term Stock Incentive Plan).

10.5	Form of Ceridian Corporation Restricted Stock Award Agreement (for Non-Employee Director Retainer Restricted Share Awards under the Ceridian Corporation 2004 Long-Term Stock Incentive Plan).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERIDIAN CORPORATION

/s/ Gary M. Nelson
Gary M. Nelson
Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

Dated: March 9, 2006

INDEX TO EXHIBITS

Exhibit No.	Item	Method of Filing

10.1	Ceridian Corporation 2004 Long-Term Stock Incentive Plan, as amended.	Filed electronically

10.2	Ceridian Corporation Non-Employee Director Compensation Program.	Filed electronically

10.3	Form of Ceridian Corporation Non-Qualified Stock Option Award Agreement (for Non-Employee Director Awards under the Ceridian Corporation 2004 Long-Term Stock Incentive Plan).	Filed electronically

10.4	Form of Ceridian Corporation Restricted Stock Award Agreement (for Non-Employee Director Awards under the Ceridian Corporation 2004 Long-Term Stock Incentive Plan).	Filed electronically

10.5	Form of Ceridian Corporation Restricted Stock Award Agreement (for Non-Employee Director Retainer Restricted Share Awards under the Ceridian Corporation 2004 Long-Term Stock Incentive Plan).	Filed electronically